EXHIBIT 99.1

TiVo Corporation 2160 Gold Street San Jose, CA 95002

TIVO CORPORATION REPORTS SECOND QUARTER 2019 FINANCIAL RESULTS

Double Digit Growth in Revenues, Operating Income and Adjusted EBITDA from Prior Quarter
Raising 2019 Expectations for the Second Time
On Track to Separate Product and IP Licensing Businesses into Two Independent Companies

SAN JOSE, Calif. - (BUSINESS WIRE) - July 31, 2019 - TiVo Corporation (NASDAQ: TIVO) today reported financial results for the second quarter ended June 30, 2019.

“I am excited about the opportunity at TiVo,” said Dave Shull, President and Chief Executive Officer. “Based on my experience with strategic transactions and operational transformations, we are making great progress on the separation of TiVo’s Product and IP Licensing businesses. We remain on track to complete the separation in the first half of 2020. We are also laser-focused on execution and, in the quarter, we delivered strong financial results across a number of metrics. Our Intellectual Property Licensing business had a solid quarter as it benefited from expanding our relationship with Shaw Communications and our first social media customer win. On the Product side, we are streamlining the business and driving operational efficiencies to improve profitability. This leaner Product business is on track to launch innovative products to expand our personalized content discovery and monetization offerings in the second half of 2019.”

TIVO SECOND QUARTER 2019 FINANCIAL HIGHLIGHTS:

•	Solid sequential revenue growth of 11% to $176.2 million.

•	Strong progress optimizing the business to decrease the Company’s cost structure to prepare TiVo for the separation of the two businesses.

•	Operating income improved 2.5X while Adjusted EBITDA grew 67% from Q1.

•	Revised and increased fiscal 2019 expectations for revenues and all profitability measures.

TIVO BUSINESS AND OPERATING HIGHLIGHTS:

Product

•	55 out of 56 existing North American TiVo MSO customers are now deploying our high-end TiVo User Experience 4.

•	Our Android TVTM based IPTV version of TiVo User Experience 4 continues to expand. We now have five North American operators who will deploy this solution, up from two last quarter.

•	Spotify renewed its license to TiVo’s Music Metadata to power song and artist discovery on the Spotify platform.

•	Discovery Communications, one of the leading content providers globally, has licensed TiVo’s TV Viewership Data.

•
TiVo has expanded its Sponsored Discovery advertising offering to include promotion of VOD movie transactions. The campaigns deliver strong performance results: a leading studio ran a campaign over three weekends to promote a new movie title. The campaign increased transactions by 81% by those who saw the campaign.

•	TiVo’s Personalized Content Discovery offering continues to add new language capabilities to support international customers, including adding Portuguese and Spanish to our Conversation offering.

Intellectual Property

•	Licensing business continues to perform strongly, signing 15 new and renewal IP Licensing deals in Q2.

•
Shaw Communications, a leading Canadian connectivity company, entered into a multi-year extension of its Rovi patent portfolio license, and expanded the license to also cover the TiVo patent portfolio. The license provides coverage for all Shaw video platforms, including BlueSky TV, a syndicated X1 platform.

•	Xumo, an ad-supported streaming video service platform, entered into a long-term intellectual property license.

•	After quarter-end, LG Electronics Inc. entered into a global intellectual property license agreement.

IMPROVED BUSINESS OUTLOOK:

For fiscal year 2019, the Company raised its full-year outlook to:

	Current Expectations				Previous Expectations (May 30, 2019)
	Low		High		Low		High
Total revenue, net	$650	million	$665	million	$644	million	$660	million
GAAP loss before income taxes	$69	million	$77	million	$72	million	$80	million
Adjusted EBITDA	$180	million	$190	million	$175	million	$185	million
Non-GAAP Pre-tax Income	$129	million	$137	million	$123	million	$133	million
Cash Taxes	$28	million	$29	million	$29	million	$30	million

GAAP Diluted Weighted Average Shares Outstanding			126	million			126	million
Non-GAAP Diluted Weighted Average Shares Outstanding			127	million			127	million

Adjusted EBITDA, Non-GAAP Pre-tax Income, Non-GAAP Diluted Weighted Average Shares Outstanding and Cash Taxes are defined below in the section entitled “Non-GAAP Financial Information.” Reconciliations between GAAP and Non-GAAP amounts are provided in the tables below. In accordance with the SEC’s interpretations on the use of Non-GAAP financial measures, TiVo does not report net income or EPS on a non-GAAP basis; however, TiVo provides financial metrics, including Non-GAAP Pre-tax Income, Non-GAAP Diluted Weighted Average Shares Outstanding and Cash Taxes, to assist those wanting to calculate such measures on a Non-GAAP basis.

SEPARATION PROCESS UPDATE:

TiVo announced last quarter its plan to split its Product and IP Licensing businesses into two separate independent companies. The Company believes the separation will unlock shareholder value and increase the flexibility of both businesses in pursuing new and growing market opportunities.

Both the Product and IP Licensing businesses need to have a strong, profitable operation with sufficient cash on hand and a balanced capital structure for us to successfully separate the companies. The Company is taking immediate steps to strengthen the businesses:

•	Streamlining the Product business operations to improve our stand-alone EBITDA and to allow us to reinvest to focus on strategic investments around platform footprint and monetization.

•	Managing the IP Licensing costs to ensure the best return on litigation investments and to allow for targeted investments in the IP portfolio.

•
Paid down $50 million in convertible debt in Q2 and expect to repay the remaining $295 million of 2020 Convertible Notes by their maturity date, from cash, cash equivalents and marketable securities on the balance sheet and our anticipated operating cash flow. Additionally, we plan to refinance our Term Loan B Facility before separation of the IP Licensing and Product businesses.

TiVo continues to make progress with the separation and is on track to complete this transaction in the first half of 2020. The Company anticipates that the spin-off will be tax-free to its stockholders and is actively pursuing a ruling from the IRS on that front, expecting a ruling in late 2019 or early 2020. The Company also anticipates filing its initial Form 10 by Q4 2019.

Throughout the separation process the Board of Directors is open to strategic transactions for each business that could create additional stockholder value and continues to be actively engaged in discussions with interested parties for each business.

CAPITAL ALLOCATION:

On July 24, 2019, TiVo’s Board of Directors declared a cash dividend of $0.08 per common share, to be paid on September 19, 2019 to stockholders of record as of the close of business on September 5, 2019.

##

SECOND QUARTER 2019 SUMMARY FINANCIAL RESULTS:

Quarterly Financial Information	(In thousands)
	Three Months Ended June 30,
	2019	2018	% Change
GAAP Consolidated Results
Total Revenues, net	$176,172	$172,860	2%
Total costs and expenses	163,543	181,623	(10)%
Operating income (loss)	12,629	(8,763)	244%
Loss from continuing operations before income taxes	(1,796)	(18,549)	90%
Loss from continuing operations, net of tax	(9,540)	(22,868)	58%

GAAP Diluted weighted average shares outstanding	124,960	122,713

Total Revenues, net	$176,172	$172,860	2%
Legacy TiVo Solutions IP Licenses	—	(8,384)	100%
Hardware	(1,676)	(3,306)	49%
Other Products	(234)	(960)	76%
Core Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses, Hardware and Other Products)	$174,262	$160,210	9%

•	Total Revenues, net and Core Revenue benefited from expanding our license with Shaw Communications, to also include the TiVo patent portfolio, and adding our first social media customer.

•
The increase in Total Revenues, net was partially offset by the absence of revenue from the now expired “Legacy Time Warp” agreements, that were entered into prior to the TiVo acquisition, and a $1.6 million decrease in Hardware revenue.

•
The decrease in Total costs and expenses was the result of lower Amortization of intangible assets, the Company’s continuing cost reduction efforts and the timing of patent litigation costs, primarily related to the ongoing Comcast litigation.

	(In thousands)
	Three Months Ended June 30,
	2019	2018	% Change
Non-GAAP Consolidated Results
Adjusted EBITDA	$62,621	$51,909	21%
Non-GAAP Pre-tax Income	50,036	37,547	33%
Cash Taxes	8,866	5,694	56%

Non-GAAP Diluted Weighted Average Shares Outstanding	125,506	123,295

SEGMENT RESULTS AND OPERATING HIGHLIGHTS - PRODUCT:

	(In thousands)
	Three Months Ended June 30,
	2019	2018	% Change
Platform Solutions	$65,731	$72,208	(9)%
Software and Services	19,242	19,619	(2)%
Other	234	960	(76)%
Total Product Revenue, net	85,207	92,787	(8)%
Adjusted Operating Expenses	77,668	81,467	(5)%
Adjusted EBITDA	$7,539	$11,320	(33)%
Adjusted EBITDA Margin	8.8%	12.2%

Total Product Revenue, net	$85,207	$92,787	(8)%
Hardware	(1,676)	(3,306)	49%
Other Products	(234)	(960)	76%
Core Product Revenue (excludes revenue from Hardware and Other Products)	$83,297	$88,521	(6)%

SEGMENT RESULTS AND OPERATING HIGHLIGHTS - IP LICENSING:

	(In thousands)
	Three Months Ended June 30,
	2019	2018	% Change
US Pay TV Providers	$41,996	$49,217	(15)%
CE Manufacturers	7,730	8,927	(13)%
New Media, International Pay TV Providers and Other	41,239	21,929	88%
Total IP Licensing Revenue, net	90,965	80,073	14%
Adjusted Operating Expenses	21,359	24,972	(14)%
Adjusted EBITDA	$69,606	$55,101	26%
Adjusted EBITDA Margin	76.5%	68.8%

Total IP Licensing Revenue, net	$90,965	$80,073	14%
Legacy TiVo Solutions IP Licenses	—	(8,384)	100%
Core Intellectual Property Licensing Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses)	$90,965	$71,689	27%

CONFERENCE CALL INFORMATION

TiVo management will host a conference call today, July 31, 2019, at 2:00 p.m. PT/5:00 p.m. ET to discuss the financial and operational results. Investors and analysts interested in participating in the conference call are welcome to call (866) 621-1214 (or international +1-706-643-4013) and reference conference ID 8448589. The conference call may also be accessed via live webcast in the Investor Relations section of TiVo’s website at http://ir.tivo.com.

A replay of the audio webcast will be available on TiVo’s website shortly after the live call ends, and we currently plan for it to remain on TiVo’s website until the next quarterly earnings call. Additionally, a telephonic replay of the call will be accessible shortly after the live call ends through August 7, 2019 by dialing (855) 859-2056 (or international +1-404-537-3406) and entering conference ID 8448589.

NON-GAAP FINANCIAL INFORMATION

TiVo Corporation provides Non-GAAP information to assist investors in assessing its operations in the way that its management evaluates those operations. Non-GAAP Pre-Tax Income, Non-GAAP Cost of Licensing, Services and Software Revenues, Non-GAAP Cost of Hardware Revenues, Non-GAAP Research and Development Expenses, Non-GAAP Selling, General and Administrative Expenses, Non-GAAP Depreciation, Non-GAAP Total OpEx Excluding Goodwill Impairment, Non-GAAP Total OpEx, Non-GAAP Total COGS and OpEx, Adjusted EBITDA and Non-GAAP Interest Expense are supplemental measures of the Company's performance that are not required by, and are not determined in accordance with, GAAP. Non-GAAP financial information is not a substitute for any financial measure determined in accordance with GAAP.

Non-GAAP Pre-tax Income is defined as GAAP income (loss) from continuing operations before income taxes, as adjusted for the effects of items such as amortization of intangible assets, equity-based compensation, accretion of contingent consideration, amortization or write-off of note issuance costs, discounts on convertible debt and mark-to-market adjustments for interest rate swaps and interest on escheat liabilities; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as goodwill impairment, restructuring and asset impairment charges, separation costs, transaction, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration, TiVo acquisition litigation, expenses in connection with the extinguishment or modification of debt, gain on settlement of acquired receivable, additional depreciation resulting from facility rationalization actions, other-than temporary impairment losses on strategic investments, gains on the sale of strategic investments and changes in escheat liabilities.

Non-GAAP Cost of Licensing, Services and Software Revenues is defined as GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation and transaction, transition and integration expenses.

Non-GAAP Cost of Hardware Revenues is defined as GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation and transition and integration expenses.

Non-GAAP Research and Development Expenses is defined as GAAP research and development expenses excluding equity-based compensation, transition and integration expenses and retention earn-outs payable to former shareholders of acquired businesses.

Non-GAAP Selling, General and Administrative Expenses is defined as GAAP selling, general and administrative expenses excluding equity-based compensation, separation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Non-GAAP Depreciation is defined as GAAP depreciation expenses excluding the impact of additional depreciation resulting from changes in the estimated useful lives of assets involved in facility rationalization actions.

Non-GAAP Total OpEx Excluding Goodwill Impairment is defined as GAAP Total Operating costs and expenses excluding goodwill impairment.

Non-GAAP Total OpEx is defined as the sum of GAAP research and development and selling, general and administrative expenses, depreciation and gain on sale of patents excluding equity-based compensation, separation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration, gain on settlement of acquired receivable and additional depreciation resulting from facility rationalization actions.

Non-GAAP Total COGS and OpEx is defined as GAAP Total Operating costs and expenses, excluding depreciation, amortization of intangible assets, goodwill impairment, restructuring and asset impairment charges, equity-based compensation, separation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Adjusted EBITDA is defined as GAAP operating income (loss) excluding depreciation, amortization of intangible assets, goodwill impairment, restructuring and asset impairment charges, equity-based compensation, strategic review costs, separation costs, transaction, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Non-GAAP Interest Expense is defined as GAAP interest expense, excluding accretion of contingent consideration, amortization or write-off of issuance costs, discounts on convertible debt and interest on escheat liability, plus the reclassification of the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps.

Cash Taxes are defined as GAAP current income tax expense excluding changes in reserves for unrecognized tax benefits.

Non-GAAP Diluted Weighted Average Shares Outstanding is defined as GAAP diluted weighted average shares outstanding except for periods of a GAAP loss. In periods of a GAAP loss, GAAP diluted weighted average shares outstanding are adjusted to include dilutive common share equivalents outstanding that were excluded from GAAP diluted weighted average shares outstanding because the Company had a loss and therefore these shares would have been anti-dilutive.

The Company's management evaluates and makes decisions about its business operations primarily based on Non-GAAP financial information. Management uses Non-GAAP financial measures as the basis for decision-making as they exclude items management does not consider to be “core costs” or “core proceeds”. For each Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison to its historical and projected financial performance in different reporting periods. For example, since the Company does not acquire or dispose of businesses on a predictable cycle, management excludes the amortization of intangible assets, separation costs, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, earnout settlements, CEO transition cash costs, remeasurement of contingent consideration, TiVo Acquisition litigation, and gain on settlement of acquired receivables from its Non-GAAP financial measures in order to make more consistent and meaningful evaluations of the Company's operating expenses as these items may be significantly impacted by the timing and magnitude of acquisitions. Management also excludes the effect of goodwill impairment, restructuring and asset impairment charges, expenses in connection with the extinguishment or modification of debt, gain on the settlement of acquired receivable, additional depreciation resulting from facility rationalization actions, other-than-temporary impairment losses on strategic investments, gains on the sale of strategic investments and changes in escheat liability. Management excludes the impact of equity-based compensation to provide meaningful supplemental information that allows investors greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may facilitate comparison with the results of other companies in our industry, as well as to provide the Company’s management with an important tool for financial and operational decision-making and for evaluating the Company’s performance over different periods of time. Due to varying valuation techniques, reliance on subjective assumptions and the variety of award types and features that may be in use, we believe that providing Non-GAAP financial measures excluding equity-based compensation allows investors to make more meaningful comparisons between our operating results and those of other companies. Management excludes the accretion of contingent consideration, amortization or write-off of note issuance costs and discounts on convertible debt, mark-to-market adjustments for interest rate swaps and interest on escheat liability when management evaluates the Company's expenses. Management reclassifies the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps to interest expense in order for Non-GAAP Interest Expense to reflect the effects of the interest rate swaps as these interest rate swaps were entered into to control the effective interest rate the Company pays on its debt.

Management uses these Non-GAAP financial measures to help it make decisions, including decisions that affect operating expenses and operating margin. Management believes that making Non-GAAP financial information available to investors, in addition to GAAP financial information, may facilitate more consistent comparisons between the Company's performance over time with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that these Non-GAAP financial measures have limitations as analytical tools, including the fact that management must exercise judgment in determining which types of items to exclude from the Non-GAAP financial information. In addition, as other companies, including companies similar to TiVo Corporation, may calculate their Non-GAAP financial measures differently than the Company calculates its Non-GAAP financial measures, these Non-GAAP financial measures may have limited usefulness to investors when comparing financial performance among companies. Management believes, however, that providing Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations for each Non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the tables below.

About TiVo Corporation

TiVo (NASDAQ: TIVO) is a global leader in entertainment technology and audience insights. TiVo delivers innovative products and licensable technologies that revolutionize how people find content across a changing media landscape. TiVo enables the world’s leading media and entertainment providers to deliver the ultimate entertainment experience. Explore the next generation of entertainment at tivo.com, forward.tivo.com or follow us on Twitter @tivo or @tivoforbusiness.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, future growth, profitability and success of the Company’s Product and IP Licensing businesses, the success of the Company's plans to separate the Product and IP Licensing businesses into two independent companies, the tax treatment of the spin-off, the realization of stockholder value resulting from separation of the businesses, growth of certain markets for intellectual property licensing, as well as future business strategies, future product offerings and deployments, and technology and intellectual property licenses with various customers. These forward-looking statements are based on TiVo’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, "believe," "expect," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays, whether inside or outside the Company’s control, in the spin-off process, delays in product development or deployments, any impact of the separation of the businesses or the timing of the separation on our existing credit facilities and convertible notes, the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered, as well as the other potential factors described under "Risk Factors" included in TiVo’s Quarterly Report on Form 10-Q for the three months ended June 30, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018 and other documents of TiVo Corporation on file with the Securities and Exchange Commission (available at www.sec.gov). TiVo cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Android TV is a trademark of Google LLC.

Investor Relations                    Press Relations
Debi Palmer                        Lerin O'Neill
TiVo Corporation                     TiVo Corporation
+1 818-295-6651                        +1 408-562-8455
debi.palmer@tivo.com                     lerin.oneill@tivo.com

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenues, net:
Licensing, services and software	$174,496	$169,554	$330,657	$355,712
Hardware	1,676	3,306	3,750	6,985
Total Revenues, net	176,172	172,860	334,407	362,697
Costs and expenses:
Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	35,786	42,583	75,219	85,798
Cost of hardware revenues, excluding depreciation and amortization of intangible assets	5,768	4,989	9,861	10,040
Research and development	38,202	43,411	79,583	91,841
Selling, general and administrative	47,600	42,957	93,593	94,039
Depreciation	5,327	5,773	10,691	10,914
Amortization of intangible assets	28,184	40,809	56,362	82,221
Restructuring and asset impairment charges	2,676	1,101	4,489	5,647
Total costs and expenses	163,543	181,623	329,798	380,500
Operating income (loss)	12,629	(8,763)	4,609	(17,803)
Interest expense	(12,475)	(12,171)	(24,636)	(23,805)
Interest income and other, net	1,515	544	3,290	2,110
(Loss) gain on interest rate swaps	(3,364)	1,841	(5,085)	6,152
Loss on debt extinguishment	(101)	—	(300)	—
Loss from continuing operations before income taxes	(1,796)	(18,549)	(22,122)	(33,346)
Income tax expense	7,744	4,319	14,062	8,536
Loss from continuing operations, net of tax	(9,540)	(22,868)	(36,184)	(41,882)
Income from discontinued operations, net of tax	—	2,298	—	3,595
Net loss	$(9,540)	$(20,570)	$(36,184)	$(38,287)

Basic loss per share:
Continuing operations	$(0.08)	$(0.19)	$(0.29)	$(0.34)
Discontinued operations	—	0.02	—	0.03
Basic loss per share	$(0.08)	$(0.17)	$(0.29)	$(0.31)
Weighted average shares used in computing basic per share amounts	124,960	122,713	124,692	122,399

Diluted loss per share:
Continuing operations	$(0.08)	$(0.19)	$(0.29)	$(0.34)
Discontinued operations	—	0.02	—	0.03
Diluted loss per share	$(0.08)	$(0.17)	$(0.29)	$(0.31)
Weighted average shares used in computing diluted per share amounts	124,960	122,713	124,692	122,399

Dividends declared per share	$0.08	$0.18	$0.26	$0.36

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30, 2019	December 31, 2018
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$147,334	$161,955
Short-term marketable securities	114,183	158,956
Accounts receivable, net	177,813	152,866
Inventory	3,777	7,449
Prepaid expenses and other current assets	33,772	30,806
Total current assets	476,879	512,032
Long-term marketable securities	25,766	73,207
Property and equipment, net	50,971	53,586
Intangible assets, net	464,367	513,770
Goodwill	1,544,439	1,544,343
Right-of-use assets	62,645	—
Other long-term assets	61,440	63,365
Total assets	$2,686,507	$2,760,303

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$110,716	$104,981
Unearned revenue	51,269	46,072
Current portion of long-term debt	285,914	373,361
Total current liabilities	447,899	524,414
Unearned revenue, less current portion	51,896	54,495
Long-term debt, less current portion	619,670	618,776
Deferred tax liabilities, net	43,959	45,030
Long-term lease liabilities	63,898	—
Other long-term liabilities	13,318	24,647
Total liabilities	1,240,640	1,267,362
Stockholders' equity:
Preferred stock	—	—
Common stock	127	126
Treasury stock	(35,219)	(32,124)
Additional paid-in capital	3,230,303	3,239,395
Accumulated other comprehensive loss	(2,573)	(3,869)
Accumulated deficit	(1,746,771)	(1,710,587)
Total stockholders’ equity	1,445,867	1,492,941
Total liabilities and stockholders’ equity	$2,686,507	$2,760,303

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
REVENUE AND SEGMENT DETAILS
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Total Revenues, net	$176,172	$172,860	$334,407	$362,697
Legacy TiVo Solutions IP Licenses	—	(8,384)	—	(17,268)
Hardware	(1,676)	(3,306)	(3,750)	(6,985)
Other Products	(234)	(960)	598	(3,393)
Core Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses, Hardware and Other Products)	$174,262	$160,210	$331,255	$335,051

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Product Revenue
Platform Solutions	$65,731	$72,208	$136,768	$168,148
Software and Services	19,242	19,619	39,144	38,098
Other	234	960	598	3,393
Total Product Revenue, net	85,207	92,787	176,510	209,639

IP Licensing Revenue
US Pay TV Providers	41,996	49,217	84,113	99,132
CE Manufacturers	7,730	8,927	16,348	17,895
New Media, International Pay TV Providers and Other	41,239	21,929	57,436	36,031
Total IP Licensing Revenue, net	90,965	80,073	157,897	153,058

Total Revenues, net	$176,172	$172,860	$334,407	$362,697

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Total Product Revenue, net	$85,207	$92,787	$176,510	$209,639
Hardware	(1,676)	(3,306)	(3,750)	(6,985)
Other Products	(234)	(960)	598	(3,393)
Core Product Revenue (excludes revenue from Hardware and Other Products)	$83,297	$88,521	$173,358	$199,261

Total IP Licensing Revenue, net	$90,965	$80,073	$157,897	$153,058
Legacy TiVo Solutions IP Licenses	—	(8,384)	—	(17,268)
Core Intellectual Property Licensing Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses)	$90,965	$71,689	$157,897	$135,790

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Adjusted EBITDA:
Product	$7,539	$11,320	$15,952	$38,706
IP Licensing	69,606	55,101	114,731	102,729
Corporate	(14,524)	(14,512)	(30,621)	(30,560)
Adjusted EBITDA	$62,621	$51,909	$100,062	$110,875

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
GAAP loss from continuing operations before income taxes	$(1,796)	$(18,549)	$(22,122)	$(33,346)
Amortization of intangible assets	28,184	40,809	56,362	82,221
Restructuring and asset impairment charges	2,676	1,101	4,489	5,647
Equity-based compensation	8,932	6,731	17,311	18,755
Separation costs	3,315	—	4,447	—
Transition and integration costs	558	7,041	1,153	9,451
Earnout amortization	—	536	—	1,494
CEO transition cash costs	1,000	(1,600)	1,000	(975)
Remeasurement of contingent consideration	—	281	—	1,171
Loss on debt extinguishment	101	—	300	—
Change in escheat liability	—	—	165	—
Accretion of contingent consideration	—	114	—	192
Amortization of note issuance costs	594	570	1,192	1,129
Amortization of convertible note discount	3,399	3,292	6,808	6,546
Mark-to-market loss (income) related to interest rate swaps	3,073	(2,779)	4,698	(8,473)
Interest on escheat liability	—	—	(418)	—
Non-GAAP Pre-tax Income	$50,036	$37,547	$75,385	$83,812

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
GAAP Diluted weighted average shares outstanding	124,960	122,713	124,692	122,399
Dilutive effect of equity-based compensation awards	546	582	624	547
Non-GAAP Diluted Weighted Average Shares Outstanding	125,506	123,295	125,316	122,946

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	$35,786	$42,583	$75,219	$85,798
Equity-based compensation	(684)	(1,001)	(1,652)	(2,110)
Transition and integration costs	(161)	(27)	(383)	(55)
Non-GAAP Cost of Licensing, Services and Software Revenues	$34,941	$41,555	$73,184	$83,633

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets	$5,768	$4,989	$9,861	$10,040
Equity-based compensation	(27)	—	(57)	—
Non-GAAP Cost of Hardware Revenues	$5,741	$4,989	$9,804	$10,040

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
GAAP Research and development expenses	$38,202	$43,411	$79,583	$91,841
Equity-based compensation	(2,178)	(3,364)	(4,312)	(6,946)
Transition and integration costs	(159)	(704)	(567)	(1,420)
Earnout amortization	—	(103)	—	(287)
Non-GAAP Research and Development Expenses	$35,865	$39,240	$74,704	$83,188

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
GAAP Selling, general and administrative expenses	$47,600	$42,957	$93,593	$94,039
Equity-based compensation	(6,043)	(2,366)	(11,290)	(9,699)
Separation costs	(3,315)	—	(4,447)	—
Transition and integration costs	(238)	(6,310)	(203)	(7,976)
Earnout amortization	—	(433)	—	(1,207)
CEO transition cash costs	(1,000)	1,600	(1,000)	975
Remeasurement of contingent consideration	—	(281)	—	(1,171)
Non-GAAP Selling, General and Administrative Expenses	$37,004	$35,167	$76,653	$74,961

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
GAAP Total operating costs and expenses	$163,543	$181,623	$329,798	$380,500
Depreciation	(5,327)	(5,773)	(10,691)	(10,914)
Amortization of intangible assets	(28,184)	(40,809)	(56,362)	(82,221)
Restructuring and asset impairment charges	(2,676)	(1,101)	(4,489)	(5,647)
Equity-based compensation	(8,932)	(6,731)	(17,311)	(18,755)
Separation costs	(3,315)	—	(4,447)	—
Transition and integration costs	(558)	(7,041)	(1,153)	(9,451)
Earnout amortization	—	(536)	—	(1,494)
CEO transition cash costs	(1,000)	1,600	(1,000)	975
Remeasurement of contingent consideration	—	(281)	—	(1,171)
Non-GAAP Total COGS and OpEx	$113,551	$120,951	$234,345	$251,822

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
GAAP Operating loss	$12,629	$(8,763)	$4,609	$(17,803)
Depreciation	5,327	5,773	10,691	10,914
Amortization of intangible assets	28,184	40,809	56,362	82,221
Restructuring and asset impairment charges	2,676	1,101	4,489	5,647
Equity-based compensation	8,932	6,731	17,311	18,755
Separation costs	3,315	—	4,447	—
Transition and integration costs	558	7,041	1,153	9,451
Earnout amortization	—	536	—	1,494
CEO transition cash costs	1,000	(1,600)	1,000	(975)
Remeasurement of contingent consideration	—	281	—	1,171
Adjusted EBITDA	$62,621	$51,909	$100,062	$110,875

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
GAAP Interest expense	$(12,475)	$(12,171)	$(12,475)	$(23,805)
Accretion of contingent consideration	—	114	—	192
Amortization of note issuance costs	594	569	1,192	1,128
Amortization of convertible note discount	3,399	3,292	6,808	6,546
Reclassify current period cost of interest rate swaps	(290)	(938)	(387)	(2,321)
Interest on escheat liability	—	—	(418)	—
Non-GAAP Interest Expense	$(8,772)	$(9,134)	$(17,441)	$(18,260)

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FORECAST FINANCIAL INFORMATION
(In millions)
(Unaudited)

	FY 2019 Expectations
	Low	High
GAAP loss from continuing operations before income taxes	$(69)	$(77)
Amortization of intangible assets	112	112
Restructuring and asset impairment charges	5	6
Equity-based compensation	32	35
Separation costs	25	37
Transition and integration costs	2	2
CEO transition cash costs	1	1
Amortization of note issuance costs and convertible note discount	16	16
Mark-to-market loss related to interest rate swaps (1)	5	5
Non-GAAP Pre-tax Income (1)	$129	$137

Cash Taxes	$28	$29

(1) Due to their nature, changes in the mark-to-market of interest rate swaps have only been included in the outlook to the extent they have already occurred. Actual results may differ materially from the outlook.

	FY 2019 Expectations
	Low	High
GAAP Operating loss	$(20)	$(27)
Depreciation	23	24
Amortization of intangible assets	112	112
Restructuring and asset impairment charges	5	6
Equity-based compensation	32	35
Separation costs	25	37
Transition and integration costs	2	2
CEO transition cash costs	$1	$1
Adjusted EBITDA	$180	$190

FY 2019 Expectations
GAAP Diluted Weighted Average Shares Outstanding	126
Dilutive effect of equity-based compensation awards	1
Non-GAAP Diluted Weighted Average Shares Outstanding	127